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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 17, 2002


                             SPORTSLINE.COM, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


             0-23337                                65-0470894
     (Commission File Number)          (I.R.S. Employer Identification No.)


  2200 W. Cypress Creek Road
    Fort Lauderdale, Florida                          33309
  (Address of principal executive offices)          (Zip Code)


                                (954) 351-2120
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.

     On April 17, 2002, SportsLine.com announced that Peter Pezaris would take on expanded duties following the resignation of Dan Leichtenschlag, president of operations/chief technology officer, to pursue other interests. Mr. Pezaris, formerly president of product development, is now president of operations and product development. A copy of SportsLine.com's press release announcing the foregoing is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

  (c)     Exhibits

  99.1    Press Release of SportsLine.com, Inc. dated April 17, 2002

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SPORTSLINE.COM, INC.



Date:  April 23, 2002             By:/s/ Kenneth W. Sanders
                                     ----------------------
                                        Kenneth W. Sanders
                                        Chief Financial Officer

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                             SPORTSLINE.COM, INC.

                               INDEX TO EXHIBITS


Exhibit
Number     Description
---------  -----------
99.1       Press Release of SportsLine.com, Inc. dated April 17, 2002

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